SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


    California                     1-12711                    94-1721931
    ----------                     -------                    ----------
(State or other             (Commission File No.)          (I.R.S. Employer
  jurisdiction                                             Identification No.)
of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 657-2635
                                 --------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 11, 2004, Mark Thum resigned from the Board of Directors of Digital Power Corporation (the "Company"). Mr. Thum also was the Audit Committee Chairman and served on the Compensation Committee. Mr. Thum resigned for personal reasons.

     On March 15, 2004, the Company eliminated the position of Executive CEO. Mr. David Amitai, who served as the Executive CEO since November 2003, will continue to serve as a member of the Board of Directors of the Comapny.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.     Exhibit Description
         -----------     -------------------

         99 Press release announcing fourth quarter results, Mark Thum's resignation from the Board and elimination of Executive CEO position

ITEM 12.  REGULATION FD DISCLOSURE.

     The Company announced its results for the fourth quarter of fiscal year 2003 on the attached press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DIGITAL POWER CORPORATION,
                                                 a California Corporation



Dated:  March 17, 2004                           /s/ Haim Yatim
                                                 -------------------------------
                                                 Haim Yatim,
                                                 Chief Financial Officer